Investor Presentation February 2003 United Community Banks, Inc. Jimmy Tallent, President and Chief Executive Officer United Community Banks, Inc. For further information please contact: Rex Schuette, Chief Financial Officer Office: (706) 781-2265, Fax: (706) 745-9046 Email: rex_schuette@ucbi.com

Safe Harbor Statement This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance and such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission. 2

United Community Banks, Inc. Who We Are Our Performance Record Our Strategies for Success Why Invest in United Community Banks 3

3rd largest Georgia bank holding company $3.2 billion in assets Nasdaq symbol UCBI-6 analysts Market capitalization $510 million Unique footprint History of growth and profitability Management team depth United at a Glance Who We Are - Our Company 4

Seventeen community banks Local bank presidents and boards High quality, personal customer service Best place to bank and work Family of 1100 employees Community-Focused Model Who We Are - Our Company 9

Jimmy Tallent, President and CEO 1984 Harold Brewer, COO (Brintech, Inc.) 2000 Rex Schuette, CFO (State Street Corp.) 2001 Guy Freeman, Banking 1994 Tom Gilliland, General Counsel and Secretary 1992 Jim Campbell, Retail Banking (Trans Financial, Inc.) 1999 Ray Williams, Risk Management (Bank South Corp.) 2002 Craig Metz, Marketing (Bank South Corp.) 2002 Experienced Management Team 6 Who We Are - Our Team

Core community banking Simple block-and-tackle approach Real estate lending to home buyers and small businesses Customer service Product line, convenience, and technology Meeting Our Customers' Needs Who We Are - Our Company 13

Key: Banking office Who We Are - Our Franchise 8 Atlanta Nashville Chattanooga Knoxville Asheville Unique Footprint

Market* North Georgia Western North Carolina Metro Atlanta Offices 24 14 15 Share 23% 14 2 Rank 1 3 10 * Includes markets where UCBI has offices; deposit data as of 6/02 Counties 12 9 10 A Leader in Our Traditional Markets Who We Are - Our Franchise 17

North Georgia Who We Are - Our Franchise 19 Atlanta Hiawassee Rome

Western North Carolina Who We Are - Our Franchise 21 Cherokee Brevard

Metro Atlanta Who We Are - Our Franchise 23 Atlanta

Five-Year CAGR Assets Loans Deposits Total Revenue 18% 19 15 18 Our Performance Record - Operating Results 25

1998 1999 2000 2001 2002 EPS 0.77 0.84 1.03 1.3 1.48 (Excludes merger-related charges) 16% - 5 Year CAGR $1.50 ..50 Sustainable Double-Digit EPS Growth Our Performance Record - Operating Results 27 1.00

($ in millions, except per share data) 2002 vs. 2001 Loans, as of Year End $2,381.8 19% Total Revenue $143.4 12 Total Operating Expenses 91.1 9 Net Income 32.8 16 Diluted EPS 1.48 14 Continuing Growth - Year 2002 Our Performance Record - Operating Results 29

2002 2001 ROE 16.54% 16.73 % ROA 1.11 1.10 Net Interest Margin 4.33 4.51 Efficiency Ratio 60.66 62.52 NPAs/Assets .25 .35 Continuing Strong Profitability in 2002 Our Performance Record - Operating Results 31

Loan Mix (December 2002 - Products) Loans ($ in millions) (88% secured by real estate) Commercial Commercial RE RE Construction Residential Mortgage Installment 0.06 0.29 0.22 0.37 0.06 Our Performance Record - Lending and Credit Quality 17

N. Georgia Metro Atlanta North Carolina 0.59 0.17 0.24 Strong Growth in Metro Atlanta 18 Our Performance Record - Lending and Credit Quality

Legal lending limit $ 42 House lending limit 15 Top 25 relationships Largest loan 13 Total balance (8% of total loans) 195 Regional credit review Lending Limits (in millions) 19 Our Performance Record - Lending and Credit Quality

Deposit Mix (December 2002 - Products) Deposits ($ in millions) NOW Demand MMDA & Savings Time < $100,000 Time > $100,000 Brokered CDs 0.27 0.12 0.08 0.3 0.16 0.07 Our Performance Record - Deposits 20

Strong Credit Quality Net Charge-Offs ($ millions) As a Percentage of Average Loans -National Peer Average Non-Performing Assets ($ in millions) As Percent of Total Assets -National Peer Average 1999 2000 2001 2002 $2.1 $3.0 $4.6 $3.1 ..15% .18% .25% .14% .22% .21% .30% .40%* $3.7 $6.7 $9.7 $8.0 ..15% .27% .35% .25% .46% .53% .58% .71%* Our Performance Record - Lending and Credit Quality 41 * As of 9/30/02

Allowance for Loan Losses 1999 2000 2001 2002 % of Loansxxxxxx 0.0128 0.0138 0.0135 0.013 All 20 24.7 27.1 30.3 Our Performance Record - Lending and Credit Quality Allowance ($ millions) 1999 2000 2001 $20.0 $24.7 $27.1 2002 $30.9 43 1.25 1.00 1.50% 1.25

Sustainable double-digit EPS growth Return on equity of 16% to 18% Expand franchise and shareholder value Commitment to Our Shareholders Our Strategies for Success - Growth Objectives 23

Organic growth De novo offices Selective mergers Continued expense management discipline Our Strategies for Success - Growth Objectives Executing Our Balanced Plan 24

Key: Banking office Our Strategies for Success - Growth Objectives Expanding Footprint 9 11 25

$29.9 million transaction value - 70% stock, 30% cash 2.30 times book value Close by the end of the 1st quarter 2003 Slightly accretive to GAAP earnings per share in 2003 12 years old - $150 million in assets, $135 million in deposits 8 offices in attractive Tennessee markets including 5 in the high-growth Knoxville MSA; 75 FTE Complements our existing North Georgia and Western North Carolina markets Our Strategies for Success - Announced Mergers First Central Bank - Lenoir City, TN 26

Eastern Tennessee 27 Our Strategies for Success - Announced Mergers

$42.6 million transaction value - 70% stock, 30% cash 2.04 times book value Close during the 2nd quarter 2003 Slightly accretive to GAAP earnings per share in 2003 19 years old - $260 million in assets, $225 million in deposits 6 banking offices serving Glynn County and the Golden Isles, as well as nearby Waycross, Ware County; 140 FTE Among the fastest growing and affluent markets on the Southeast coast First Georgia Bank - Brunswick, GA 28 Our Strategies for Success - Announced Mergers

Coastal Georgia 29 Our Strategies for Success - Announced Mergers

Asset Size Growth from Early Partnerships Our Strategies for Success - Early Mergers 30 Affiliates Date Acq. 12/02 North Carolina Mar-90 $ 55 $ 763 N. GA - Blue Ridge Feb-92 52 278 Towns Oct-92 20 128 White Aug-95 71 185 Habersham Sep-96 33 138 Rabun Sep-97 72 158 N. GA - Gilmer Jan-98 23 117

Extensive customer service survey and benchmark study in 4th quarter 2002 Key indicators of customer satisfaction and loyalty High marks - overall 9.45 out of a possible 10.00 95 percent of respondents had already or would likely recommend United to others Bottom line - we are on the right track Continue to work harder Staying Focused on Our Customers 31 Our Strategies for Success - Service Commitment

Early 2002 - strengthened key staff and infrastructure Building customer relationships Low incremental investment to achieve the next level of growth A $3 billion company with the resources of a much larger organization Well-Positioned for Growth Our Strategies for Success - Key Investments 32

EPS Estimates - Analyst Consensus 2003 1.66 1.68 1.65 6 Why Invest in United Community Banks- Performance Expectations Quarter / Year Consensus EPS # of Estimates High Low Q1-03 $ .39 $ .40 $ .38 5 United's guidance: Net interest margin in low 4% range Loan growth of 10% to 14% EPS growth of 12% to 15% 33 Q2-03 .41 .40 5 .40

Unique and expanding footprint in economically vibrant regions Experienced management team with deep knowledge of their markets Strong historical financial performance Excellent prospects for growth and financial performance Attractive Investment Why Invest in United Community Banks - Investment Summary 34

1998 1999 2000 2001 2002 Actual 0.1491 0.1442 0.1506 0.1673 0.1654 (Excludes merger-related charges and FAS 115) 18% 16 14 12 10 High Return On Common Equity Exhibit E1

Affiliates Date Acq. 12/02 West GA Nov-01 $ 85 $ 145 Metro Jul-00 153 225 Dawson Jul-00 119 129 Rome Aug-99 108 194 Adairsville Mar-99 38 57 Asset Size Growth from Recent Partnerships E2 Exhibit

Shareholder Information Share Price (As of 2/21/03) $ 24.00 2002 Trading Range (52-week range) 20 - 30 Book Value Per Share (As of 12/31/02) 10.34 Annual Dividend (Payout ratio of 18% - 2003) .30 Market Capitalization ($ million) 510 Shares Outstanding (As of 12/31/02- million) 21.3 Average Daily Volume (Since 3/18/02) 34,000 Stock Purchases (1.5 million authorized) 621,800 Shareholder Accounts 7,000 Insider Ownership 33 % E3 Exhibit

United Community Banks

➢ *Exhibit*

Analyst Coverage and Market Makers

- **McConnell, Budd & Romano**
  (Outperform, 2/14/03)
- **Keefe, Bruyette & Woods**
  (Outperform, 1/29/03)
- **Stephens, Inc**
  (Overweight, 1/28/03)
- **Sandler O'Neill & Partners, LP**
  (Maintain, 1/28/03)
- **SunTrust Robinson-Humphrey**
  (Equal Weight, 1/28/03)
- **FTN Financial Securities Corp.**
  (Neutral, 10/31/02)

- Deutsche Banc Alex Brown
- FTN Financial Securities Corp.
- Goldman, Sachs & Co.
- Herzog, Heine, Guduld
- Hill, Thompson, Magid & Co.
- Keefe, Bruyette & Woods, Inc.
- Knight Securities
- McConnell, Budd & Downes
- Merrill Lynch
- Morgan Keegan & Company
- NDB Capital Markets
- Ryan Beck & Co., Inc
- Sandler O'Neill & Partners, LP
- Spear, Leeds & Kellogg
- Stephens, Inc.
- SunTrust Robinson Humphrey Co.
- Trident Securities

E4

Nasdaq - Bank Index Nasdaq - Composite UCBI Returning Value to Our Shareholders E5 Exhibit